UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 14, 2009

CARDIODYNAMICS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

California	0-11868	95-3533362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6175 Nancy Ridge Drive, Suite 300, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 535-0202

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the Merger (as defined in Item 2.01 below), on August 14, 2009, all of the 8% Convertible Subordinated Notes (the “Notes”) of CardioDynamics International Corporation (the “Company”) were repaid in full. Pursuant to the terms of the Notes, the holders received 105% of par, plus accrued interest, and such Notes were thereupon cancelled.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 14, 2009, the merger (the “Merger”) contemplated by the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated June 9, 2009, by and among the Company, SonoSite, Inc., a Washington corporation (“SonoSite”), and Canada Acquisition Corp., a California corporation and wholly owned subsidiary of SonoSite (“Merger Sub”), was consummated in accordance with the Merger Agreement.

Pursuant to the Merger Agreement, Merger Sub was merged with and into the Company and the Company became a wholly owned subsidiary of SonoSite. Each share of common stock of the Company outstanding immediately prior to the effective time of the Merger (other than shares held by shareholders properly exercising dissenters’ rights in accordance with applicable provisions of California law) was converted into the right to receive $1.35 in cash, without interest and subject to any applicable withholding taxes.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Contingent Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company (i) notified The NASDAQ Stock Market (“NASDAQ”) that each share of common stock of the Company outstanding immediately prior to the effective time of the Merger (except as described in Item 2.01 above) had been converted into the right to receive $1.35 in cash, without interest and subject to any applicable withholding taxes, and (ii) requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 (the “Form 25”) to strike the common stock from listing on The NASDAQ Capital Market and the registration related thereto. The Company will file a Form 15 with the SEC to deregister the common stock under Sections 12(b) and 12(g) of the Exchange Act and to suspend the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

Upon the effective time of the Merger, holders of the Company’s common stock immediately prior to the effective time of the Merger ceased to have any rights as shareholders in the Company (other than their right to receive the merger consideration, or in the case of Dissenting Common Shares (as defined in the Merger Agreement), the rights pursuant to Chapter 13 of the California General Corporation Law) and, accordingly, such holders no longer have any interest in the Company’s future earnings or growth.

Item 5.01.	Changes in Control of Registrant.

On August 14, 2009, the transactions contemplated by the Merger Agreement were consummated, and Merger Sub was merged with and into the Company and the Company became a wholly owned subsidiary of SonoSite. Pursuant to the terms of the Merger Agreement, each share of common stock of the Company outstanding immediately prior to the effective time of the Merger (other than shares held by shareholders properly exercising dissenters’ rights in accordance with applicable provisions of California law) was converted into the right to receive $1.35 in cash, without interest and subject to any applicable withholding taxes.

The funds necessary to complete the Merger, including repaying in full the Company’s 8% Convertible Subordinated Notes, was funded by SonoSite’s existing cash balances.

Upon the effective time of the Merger, the directors of Merger Sub immediately prior to the effective time became the directors of the Company.

The foregoing description (including the description of the consideration paid in connection with the Merger) is qualified in its entirety by reference to the Merger Agreement, which was filed with the SEC as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed June 9, 2009, and is incorporated herein by reference.

Item 5.02.	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Upon the effective time of the Merger, the directors of Merger Sub immediately prior to the effective time became the directors of the Company, and the officers of Merger Sub became the officers of the Company, in each case, to hold office until their respective successors are duly elected or appointed and qualified, or until earlier of their death, resignation or removal.

In connection with the Merger, the Company delivered notice to the former Chief Executive Officer, Michael K. Perry, that, pursuant to the terms and conditions of his change of control severance agreement previously entered into with the Company, the closing of the Merger will result in the effective termination of his employment (without cause) and entitle him to receive the payments and benefits under his severance agreement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Merger and pursuant to the terms of the Merger Agreement, at the effective time on August 14, 2009, the Company’s articles of incorporation were amended and restated in their entirety. A copy of the Amended and Restated Articles of Incorporation are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 9, 2009, by and among CardioDynamics International Corporation, SonoSite, Inc., and Canada Acquisition Crop. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed June 9, 2009).*

3.1	Amended and Restated Articles of Incorporation of CardioDynamics International Corporation.

* Certain schedules have been omitted pursuant to Regulation S-K Item 601(b)(2). The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 14, 2009	CARDIODYNAMICS INTERNATIONAL CORPORATION

	By:	/s/ Stephen P. Loomis
Stephen P. Loomis
Vice President of Operations, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 9, 2009, by and among CardioDynamics International Corporation, SonoSite, Inc., and Canada Acquisition Crop. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed June 9, 2009).*

3.1	Amended and Restated Articles of Incorporation of CardioDynamics International Corporation.

* Certain schedules have been omitted pursuant to Regulation S-K Item 601(b)(2). The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.